SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 15, 1995


                      CIRCUIT CITY CREDIT CARD MASTER TRUST
             (Exact name of registrant as specified in its charter)



       United States           0-26172            58-1897792
     (State or other         (Commission         (IRS Employer
       jurisdiction            File No.)       Identification No.)
     of incorporation)


    1800 Parkway Place, Marietta, Georgia            30067
    (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code:  770-423-7900

Item 5. Other Events.

         The registrant distributed the Certificateholders Statement for the month of November 1995 to the Series 1995-1 Certificateholders on December 15, 1995.


Item 7(c). Exhibits.

         The following is filed as an exhibit to this report under Exhibit 28:

   99    Series  1995-1  Certificateholders  Statement for the month of November
1995.

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CIRCUIT CITY CREDIT CARD
                                             MASTER TRUST

                                       By:  FIRST NORTH AMERICAN
                                            NATIONAL BANK, as
                                            Transferor and Servicer


                                       By: /s/ Michael T. Chalifoux
                                            Michael T. Chalifoux
                                             Chairman of the Board and President


Date: December 15, 1995

                                INDEX TO EXHIBITS



Exhibit
Number                            Exhibit


  99     Series  1995-1  Certificateholders  Statement for the month of November
         1995.